Exhibit 10.72

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 14, 2014 (this “Fifth Amendment”), is entered into by and among KID BRANDS, INC., a New Jersey corporation (the “Lead Borrower”), the Persons named on Schedule 1.01 to the Credit Agreement referred to below (collectively, together with the Lead Borrower, the “Borrowers”), the Persons named on Schedule 1.02 to the Credit Agreement referred to below (collectively, the “Guarantors”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and SALUS CAPITAL PARTNERS, LLC, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

RECITALS

A. The Borrowers, the Lenders and the Agent are party to that certain Credit Agreement dated as of December 21, 2012, as amended pursuant to that certain First Amendment to Credit Agreement dated as of April 16, 2013, as further amended pursuant to that certain Second Amendment to Credit Agreement dated as of May 16, 2013, as further amended pursuant to that certain Third Amendment to Credit Agreement dated as of November 14, 2013, as further amended pursuant to that certain Waiver and Fourth Amendment dated as of April 8, 2014, and those certain letter agreements dated as of August 13, 2013, September 12, 2013, September 19, 2013, October 3, 2013 and December 16, 2013 (as further amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain loans and provide other financial accommodations to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that Agent and Lenders agree to provide the waivers contemplated hereby and amend certain provisions of the Loan Documents, and Agent and Lenders are willing to do so, but only to the extent, and on the terms and conditions, expressly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce the Agent and Lenders to enter into this Fifth Amendment, the Borrowers, Agent and Lenders hereby agree as follows:

1. RATIFICATION AND REAFFIRMATION OF OBLIGATIONS AND LIENS.

(a) Each Borrower hereby ratifies and reaffirms the validity and enforceability of all of the Obligations and of the Credit Agreement and the other Loan Documents, and agrees that its obligations under the Credit Agreement, the other Loan Documents and this Fifth Amendment are its legal, valid and binding obligations enforceable against it in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Each Borrower further acknowledges and agrees that it has no defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

(b) Each Borrower hereby ratifies and reaffirms all of the liens and security interests heretofore granted pursuant to the Credit Agreement and the other Loan Documents as collateral security for the indebtedness incurred pursuant to the Credit Agreement and the other Loan Documents (except for any liens and security interests which were released by the Agent prior to the date hereof), and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such indebtedness, continues to be and remains collateral for such indebtedness from and after the date hereof.

2. AGENT’S AND LENDERS’ AGREEMENT TO WAIVE EXISTING EVENTS OF DEFAULT.

The Borrowers have determined that Events of Default exist or may exist under Sections 4.02(d), 5.05(c), 5.05(d), 5.07, 5.20, 5.24, 6.04, 6.19, 7.03, 8.01(e) and 8.01(g) of the Credit Agreement as a result of the matters disclosed in the Notice of Default, dated as of May 8, 2014, from the Lead Borrower to the Agent (the “New Events of Default”). Subject to the satisfaction of the conditions to the effectiveness of this Fifth Amendment provided in Section 4 below, Agent and the Required Lenders hereby waive each New Event of Default or failure of any condition to lending arising from the occurrence of any New Events of Default, provided that the waiver by Required Lenders pursuant to this Section 2 shall not be deemed to be a waiver of any other breaches or defaults, now or in the future, of any of the terms or conditions of the Credit Agreement or the other Loan Documents.

3. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date among the Borrowers, the Guarantors, the Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means as of May 14, 2014.

“Initial Interim Period” means the period commencing on the Fifth Amendment Effective Date and ending thirty (30) calendar days after the Fifth Amendment Effective Date.

“Second Interim Period” means the period commencing on the first calendar day after the Initial Interim Period and ending on August 1, 2014.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definitions of “Availability Block” and “Loan Documents” appearing therein and inserting in lieu thereof the amended definitions set forth below:

“Availability Block” means, (i) during the Initial Interim Period, an amount equal to $2,768,000 or, if an Event of Default exists, such other amount established by the Agent (ii) during the Second Interim Period, an amount equal to $3,500,000 or, if an Event of Default exists, such other amount established by the Agent and (iii) at all other times, an amount equal to $4,000,000 or, if an Event of Default exists, such other amount established by the Agent.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Letter Agreements, each Note, each Issuer Document, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Security Documents, each Facility Guaranty and any other instrument or agreement now or hereafter executed and delivered in connection herewith, or in connection with any transaction arising out of any Cash Management Services and Bank Products provided by the Agent or any of its Affiliates, each as amended and in effect from time to time.

4. CONDITIONS TO EFFECTIVENESS; CONDITIONS SUBSEQUENT.

(a) This Fifth Amendment shall become effective only upon the satisfaction of all of the following conditions precedent. On or prior to May 14, 2014:

(i) the Agent shall have received this Fifth Amendment, duly executed by each Loan Party and Agent; and

(ii) the Lead Borrower shall have paid in full all invoiced Credit Party Expenses in connection with the preparation, execution, delivery and administration of this Fifth Amendment. The fees and expenses described in this clause (ii) shall be fully earned and payable as of the Fifth Amendment Effective Date, and no portion thereof shall be refunded or returned to the Lead Borrower or any other Loan Party under any circumstance; and

(b) As a condition subsequent to the entry of this Fifth Amendment, on or prior to June 14, 2014, the Lead Borrower shall have paid to Agent an amendment fee in the amount of $132,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned as of the Fifth Amendment Effective Date and shall not be refunded, in whole or in part, to the Lead Borrower or any other Loan Party under any circumstance.

5. REPRESENTATIONS AND WARRANTIES. Each Borrower represents, warrants and covenants that:

(a) The execution, delivery and performance of this Fifth Amendment, the Credit Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder, are all within such Loan Party’s powers, have been duly authorized and do not and will not (i) contravene the terms of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (A) any Material Contract or any Material Indebtedness to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Laws;

(b) Except for the Existing Events of Default (as defined in the Fourth Amendment), the Potential Events (as defined in the Fourth Amendment) and the New Events of Default, no event or circumstance has occurred and is continuing that constitutes a Default or an Event of Default;

(c) Except as a result of the Existing Events of Default (as defined in the Fourth Amendment), Potential Events (as defined in the Fourth Amendment), the Licensor Event (as defined in the Fourth Amendment) and the New Events of Default, the representations and warranties contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date made and, except to the extent that such representations and warranties relate expressly to an earlier date, remain true and correct in all material respects as of the date hereof (provided, that in the case of any representation and warranty qualified by materiality, such representation and warranty shall be true and correct in all respects (after giving effect to such materiality qualification));

(d) Such Loan Party has read and fully understands each of the terms and conditions of this Fifth Amendment and is entering into this Fifth Amendment freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection and not in reliance upon any representations, warranties or agreements made by the Agent or any Lender and not set forth in this Fifth Amendment; and

(e) All other information delivered by Borrowers to Agent and Lenders is true and correct in all material respects.

6. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Fifth Amendment, the terms and conditions of the Credit Agreement and each other Loan Document shall remain in full force and effect. This Fifth Amendment, the Credit Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

7. RELEASE.

(a) Except with respect to the matters, rights and obligations specified in Section 6(b) below, each Borrower hereby releases and forever discharges the Agent and Lenders and their respective parents, subsidiaries and affiliates, past or present, and each of them, as well as their respective directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by such Borrower, and whether concealed or hidden (collectively, “Claims”), which such Borrower now owns or holds or has at any time heretofore owned or held, which are based upon or arise out of or in connection with any matter, cause or thing existing at any time prior to the date hereof or anything done, omitted or suffered to be done or omitted at any time prior to the date hereof in connection with the Credit Agreement or the other Loan Documents (collectively the “Released Matters”).

(b) It is expressly understood and agreed that it is the intent of Borrowers to forever release claims against Releasees arising out of the Released Matters, but that nothing herein shall affect the obligations of Agent and Lenders arising subsequent to the date hereof, including, but not limited to, compliance subsequent to the date hereof with all terms and conditions of this Fifth Amendment, the Credit Agreement and the other Loan Documents.

(c) Each Borrower represents, warrants and agrees that in executing and entering into this release, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Fifth Amendment, the Credit Agreement or the other Loan Documents. Each Borrower has reviewed this release with such Borrower’s legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waivers contained herein. Each Borrower understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to such Borrower or believed by such Borrower to be true. Nevertheless, each Borrower intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

8. COUNTERPARTS; EFFECTIVENESS. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment. Any party delivering an executed counterpart of this Fifth Amendment by facsimile or other electronic means also shall deliver a manually executed counterpart of this Fifth Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Fifth Amendment.

9. NO THIRD PARTIES BENEFITED. This Fifth Amendment is made and entered into for the sole benefit of the Borrowers, the Guarantors, the Agent and the Lenders, and their permitted successors and assigns, and except as otherwise expressly provided in this Fifth Amendment, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Fifth Amendment.

(a) GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

10. SEVERABILITY. In case any provision in or obligation under this Fifth Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Fifth Amendment to be executed and delivered by its duly authorized officer as of the date first written above.

KID BRANDS, INC., as the Lead Borrower

By:	/s/ Kerry Carr
Name:	Kerry Carr
Title:	EVP, COO and CFO

KIDS LINE, LLC
SASSY, INC.
I & J HOLDCO, INC.
LAJOBI, INC.
COCALO, INC.
RB TRADEMARK HOLDCO, LLC, each as a Borrower

By:	/s/ Kerry Carr
Name:	Kerry Carr
Title:	VP

[ SIGNATURE PAGE – FIFTH AMENDMENT TO CREDIT AGREEMENT ]

SALUS CAPITAL PARTNERS, LLC, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Kyle C. Shonak
Name:	Kyle C. Shonak
Title:	Executive Vice President

By:	/s/ Jonas D. L. McCray
Name:	Jonas D.L. McCray
Title:	Senior Vice President

[ SIGNATURE PAGE – FIFTH AMENDMENT TO CREDIT AGREEMENT ]

SALUS CLO 2012-1, LTD., as a Lender

By: Salus Capital Partners II, LLC
Its: Collateral Manager

By:	/s/ Kyle C. Shonak
Name:	Kyle C. Shonak
Title:	Executive Vice President

By:	/s/ Marc S. Price
Name:	Marc S. Price
Title:	Executive Vice President

[ SIGNATURE PAGE – FIFTH AMENDMENT TO CREDIT AGREEMENT ]